Global Payments Reports Third Quarter Earnings and
Raises Annual Fiscal 2016 Outlook

ATLANTA, April 6, 2016 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal third quarter ended February 29, 2016.
“We delivered strong financial results for the quarter, accelerating growth across our key markets. We are especially pleased with our performance in North America and Europe, with sequentially higher adjusted net revenue growth in the United States direct channel and the United Kingdom,” said Chief Executive Officer Jeff Sloan. “We also grew margins in each region, highlighting solid execution.”
Sloan continued, “We are delighted with the progress we have made on the partnership with Heartland Payment Systems and look forward to closing the transaction later this month. The combination with Heartland will transform Global Payments into the leading provider of payments technology solutions worldwide.”

Third Quarter 2016 Summary

•	Adjusted net revenue grew 6% to $497.0 million, compared to $467.8 million in the third quarter of fiscal 2015. On a constant currency basis, adjusted net revenue grew 11%.

•	Cash diluted earnings per share grew 17% to $0.70, compared to $0.60 in the third quarter of fiscal 2015. On a constant currency basis, cash diluted earnings per share grew 28%.

•	Cash operating margin expanded to 28.7%, a 50 basis point increase over the third quarter of fiscal 2015. On a constant currency basis, cash operating margin increased 110 basis points.

•	GAAP revenues were $679.9 million, compared to $665.0 million in the third quarter of fiscal 2015, and diluted earnings per share were $0.53, compared to $0.46 in the prior year.

“We exceeded our expectations for organic adjusted net revenue growth, cash operating margin expansion and cash earnings per share growth for the quarter,” stated Cameron Bready, Executive Vice President and Chief Financial Officer. “As a result of this performance and despite the impacts of continued foreign exchange headwinds, we are pleased to again raise our expectations for fiscal 2016.”

Increased Fiscal 2016 Outlook
For the full year of fiscal 2016, the company expects to be at the upper end of its constant currency adjusted net revenue growth expectation of 10% to 12% over fiscal 2015. Global Payments is also raising expectations for margin expansion and cash earnings per share and now expects annual fiscal 2016 cash operating margin to increase by at least 100 basis points on a constant currency basis and earnings per share on a cash basis to range from $2.93 to $3.00, reflecting growth of 16% to 19% over fiscal 2015. The company’s fiscal 2016 outlook does not include any impact from the Heartland acquisition.

Capital Allocation
Global Payments’ Board of Directors approved a fiscal 2016 third quarter dividend of $0.01 per share payable May 27, 2016 to shareholders of record as of May 13, 2016.
In addition, upon the closing of the Heartland Payment Systems transaction, the company intends to resume its normal capital allocation policies, including being a consistent buyer of its stock.

Conference Call
Global Payments’ management will host a conference call today, April 6, 2016 at 8:00 a.m. ET to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com; or callers in North America may dial 877-674-6428 and callers outside North America may dial 970-315-0457. A replay of the call will be archived on the company's website within two hours of the live call.

Non-GAAP Financial Measures
Global Payments supplemented revenues, income and earnings per share information determined in accordance with GAAP by providing income and related earnings per share on a "cash earnings" basis and adjusted net revenue in this earnings release to assist with evaluating performance. In addition to GAAP measures, management uses these non-GAAP measures to focus on the factors the company believes are pertinent to the daily management of operations.
Reconciliations of the non-GAAP measures to the most directly comparable GAAP measure are included in the schedules to this release.

About Global Payments
Global Payments Inc. (NYSE: GPN) is a leading worldwide provider of payment technology services that delivers innovative solutions driven by customer needs globally. Our technologies, partnerships and employee expertise enable us to provide a broad range of products and services that allow our customers to accept all payment types across a variety of distribution channels in many markets around the world.

Headquartered in Atlanta, Georgia with approximately 4,500 employees worldwide, Global Payments is a Fortune 1000 Company with merchants and partners in 29 countries throughout North America, Europe, the Asia-Pacific region and Brazil. For more information about Global Payments, our Service. Driven. Commerce brand and our technologies, please visit www.globalpaymentsinc.com.

Forward-Looking Statements
Investors are cautioned that some of the statements we use in this release contain forward-looking statements and are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Global Payments and Heartland, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors, among others, associated with the proposed acquisition of Heartland that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance include the ability to meet closing conditions to the merger at all or on the expected terms and schedule, including without limitation the approval of Heartland’s stockholders; delay in closing the merger or failure to consummate the merger; difficulties and delays in integrating the Heartland business or fully realizing cost savings and other benefits of the merger at all or within the expected time period; business disruption during the pendency of the merger or following the merger making it more difficult to maintain business and operational relationships, including financial institution sponsorship; loss of key personnel, Global Payments’ and Heartland’s ability to accurately predict future market conditions; and changes in laws, regulations or network rules or interpretations thereof impacting Global Payments or Heartland. Additional factors not directly associated with the proposed acquisition of Heartland but that may otherwise cause events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in Global Payments’ Annual Report on Form 10-K for the year ended May 31, 2015, Heartland’s Annual Report on Form 10-K for the year ended December 31, 2015 and each company’s subsequent filings with the SEC. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact:	investor.relations@globalpay.com	Media contact:	media.relations@globalpay.com
	Andrew Langford		Amy Corn
	770-829-8991		770-829-8755

SCHEDULE 1
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	February 29, 2016	February 28, 2015	% Change	February 29, 2016	February 28, 2015	% Change

Revenues	$679,940	$664,983	2.2%	$2,151,086	$2,067,169	4.1%

Operating expenses:
Cost of service	258,728	250,255	3.4%	801,959	767,890	4.4%
Selling, general and administrative	313,407	310,113	1.1%	980,385	946,282	3.6%
	572,135	560,368	2.1%	1,782,344	1,714,172	4.0%

Operating income	107,805	104,615	3.0%	368,742	352,997	4.5%

Interest and other income	1,092	1,160	(5.9)%	3,526	3,634	(3.0)%
Interest and other expense	(13,300)	(13,429)	(1.0)%	(40,669)	(34,789)	16.9%
	(12,208)	(12,269)	(0.5)%	(37,143)	(31,155)	19.2%

Income before income taxes	95,597	92,346	3.5%	331,599	321,842	3.0%
Provision for income taxes	(22,685)	(23,031)	(1.5)%	(82,561)	(82,837)	(0.3)%
Net income	72,912	69,315	5.2%	249,038	239,005	4.2%
Less: Net income attributable to noncontrolling interests, net of income tax	(3,851)	(6,747)	(42.9)%	(14,559)	(26,290)	(44.6)%
Net income attributable to Global Payments	$69,061	$62,568	10.4%	$234,479	$212,715	10.2%

Earnings per share attributable to Global Payments[1]:
Basic	$0.53	$0.47	12.8%	$1.81	$1.58	14.6%
Diluted	$0.53	$0.46	15.2%	$1.80	$1.57	14.6%

Weighted-average shares outstanding[1]:
Basic	129,287	133,780		129,709	134,952
Diluted	130,160	134,612		130,555	135,782

1 Earnings per share data and weighted-average shares outstanding for prior periods have been adjusted for a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

SCHEDULE 2
UNAUDITED CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS2
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	February 29, 2016	February 28, 2015	% Change	February 29, 2016	February 28, 2015	% Change

Adjusted net revenue	$496,969	$467,757	6.2%	$1,552,224	$1,456,634	6.6%

Operating expenses:
Cost of service	221,127	212,764	3.9%	683,331	652,921	4.7%
Selling, general and administrative	133,434	122,881	8.6%	409,710	380,898	7.6%
	354,561	335,645	5.6%	1,093,041	1,033,819	5.7%

Operating income	142,408	132,112	7.8%	459,183	422,815	8.6%

Interest and other income	1,092	1,160	(5.9)%	3,526	3,634	(3.0)%
Interest and other expense	(13,300)	(13,429)	(1.0)%	(40,669)	(34,789)	16.9%
	(12,208)	(12,269)	(0.5)%	(37,143)	(31,155)	19.2%

Income before income taxes	130,200	119,843	8.6%	422,040	391,660	7.8%
Provision for income taxes	(34,204)	(31,844)	7.4%	(111,000)	(106,086)	4.6%
Net income	95,996	87,999	9.1%	311,040	285,574	8.9%
Less: Net income attributable to noncontrolling interests, net of income tax	(4,914)	(7,825)	(37.2)%	(17,429)	(29,776)	(41.5)%
Net income attributable to Global Payments	$91,082	$80,174	13.6%	$293,611	$255,798	14.8%

Earnings per share attributable to Global Payments[1]:
Basic	$0.70	$0.60	16.7%	$2.26	$1.90	18.9%
Diluted	$0.70	$0.60	16.7%	$2.25	$1.88	19.7%

Weighted-average shares outstanding[1]:
Basic	129,287	133,780		129,709	134,952
Diluted	130,160	134,612		130,555	135,782

1 Earnings per share data and weighted-average shares outstanding for prior periods have been adjusted for a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

2 See Schedules 7 and 8 for a reconciliation of adjusted net revenue and cash earnings to the most comparable GAAP measures and Schedule 10 for a discussion of non-GAAP financial measures.

SCHEDULE 3
UNAUDITED SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended
	February 29, 2016		February 28, 2015		% Change
	GAAP	Adjusted Net Revenue and Cash Earnings[1]	GAAP	Adjusted Net Revenue and Cash Earnings[1]	GAAP	Adjusted Net Revenue and Cash Earnings[1]

Revenues:
North America	$478,059	$311,617	$473,063	$293,385	1.1%	6.2%
Europe	147,002	130,473	138,378	120,830	6.2%	8.0%
Asia-Pacific	54,879	54,879	53,542	53,542	2.5%	2.5%
Total	$679,940	$496,969	$664,983	$467,757	2.2%	6.2%

Operating income:
North America	$71,379	$84,838	$66,723	$77,746	7.0%	9.1%
Europe	59,056	64,902	52,710	59,986	12.0%	8.2%
Asia-Pacific	16,025	17,792	12,192	13,836	31.4%	28.6%
Corporate	(38,655)	(25,124)	(27,010)	(19,456)	43.1%	29.1%
Total	$107,805	$142,408	$104,615	$132,112	3.0%	7.8%

	Nine Months Ended
	February 29, 2016		February 28, 2015		% Change
	GAAP	Adjusted Net Revenue and Cash Earnings[1]	GAAP	Adjusted Net Revenue and Cash Earnings[1]	GAAP	Adjusted Net Revenue and Cash Earnings[1]

Revenues:
North America	$1,520,250	$977,935	$1,465,845	$914,219	3.7%	7.0%
Europe	473,376	416,829	461,140	402,231	2.7%	3.6%
Asia-Pacific	157,460	157,460	140,184	140,184	12.3%	12.3%
Total	$2,151,086	$1,552,224	$2,067,169	$1,456,634	4.0%	7.0%

Operating income:
North America	$234,014	$274,838	$218,906	$252,480	6.9%	8.9%
Europe	193,801	210,122	184,318	200,691	5.1%	4.7%
Asia-Pacific	40,115	46,118	30,629	33,801	31.0%	36.4%
Corporate	(99,188)	(71,895)	(80,856)	(64,157)	22.7%	12.1%
Total	$368,742	$459,183	$352,997	$422,815	4.0%	9.0%

1 See Schedule 9 for a reconciliation of adjusted net revenue and cash earnings segment information to the most comparable GAAP measures and Schedule 10 for a discussion of non-GAAP financial measures.

SCHEDULE 4
UNAUDITED CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except share data)

	February 29, 2016	May 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$825,500	$650,739
Accounts receivable, net of allowances for doubtful accounts of $621 and $468, respectively	172,848	202,390
Claims receivable, net of allowances for doubtful accounts of $3,902 and $2,684, respectively	7,575	548
Settlement processing assets	1,000,683	2,394,822
Prepaid expenses and other current assets	58,497	41,416
Total current assets	2,065,103	3,289,915
Goodwill	1,556,904	1,491,833
Other intangible assets, net	645,541	560,136
Property and equipment, net	366,445	374,143
Deferred income taxes	24,549	30,428
Other	40,559	32,846
Total assets	$4,699,101	$5,779,301

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$189,921	$592,629
Current portion of long-term debt	86,402	61,784
Accounts payable and accrued liabilities	285,572	312,647
Settlement processing obligations	1,160,951	2,033,900
Income taxes payable	25,286	14,228
Total current liabilities	1,748,132	3,015,188
Long-term debt	1,787,675	1,678,283
Deferred income taxes	195,354	202,855
Other noncurrent liabilities	15,190	19,422
Total liabilities	3,746,351	4,915,748
Commitments and contingencies
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 129,258,574 issued and outstanding at February 29, 2016 and 130,557,676 issued and outstanding at May 31, 2015	—	—
Paid-in capital	136,405	148,742
Retained earnings	981,013	795,226
Accumulated other comprehensive loss	(277,301)	(185,992)
Total Global Payments shareholders’ equity	840,117	757,976
Noncontrolling interests	112,633	105,577
Total equity	952,750	863,553
Total liabilities and equity	$4,699,101	$5,779,301

SCHEDULE 5
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Nine Months Ended
	February 29, 2016	February 28, 2015
Cash flows from operating activities:
Net income	$249,038	$239,005
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	54,343	48,628
Amortization of acquired intangibles	62,331	54,184
Share-based compensation expense	20,472	14,827
Provision for operating losses and bad debts	15,827	10,530
Deferred income taxes	(3,292)	13,479
Other, net	2,528	469
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	23,428	32,124
Claims receivable	(24,388)	(7,159)
Settlement processing assets and obligations, net	523,765	(27,948)
Prepaid expenses and other assets	(26,146)	(5,687)
Accounts payable and other liabilities	(30,514)	(36,044)
Income taxes payable	10,627	10,677
Net cash provided by operating activities	878,019	347,085
Cash flows from operating activities:
Business, intangible and other asset acquisitions, net of cash acquired	(241,982)	(232,864)
Capital expenditures	(57,548)	(56,746)
Principal collections on financing receivables	—	219
Net proceeds from sales of investments and business	—	10,597
Net cash used in investing activities	(299,530)	(278,794)
Cash flows from financing activities:
Net (repayments) borrowings on lines of credit	(388,120)	44,622
Proceeds from issuance of long-term debt	3,186,175	1,593,500
Principal payments of long-term debt	(3,050,175)	(1,378,679)
Payment of debt issuance costs	(4,934)	—
Repurchase of common stock	(82,832)	(231,844)
Proceeds from stock issued under share-based compensation plans	7,279	18,867
Common stock repurchased - share-based compensation plans	(11,812)	(16,175)
Tax benefit from share-based compensation plans	6,625	3,851
Purchase of subsidiary shares from noncontrolling interest	(7,550)	—
Distributions to noncontrolling interests	(18,568)	(19,355)
Dividends paid	(3,895)	(4,035)
Net cash (used in) provided by financing activities	(367,807)	10,752
Effect of exchange rate changes on cash	(35,921)	(50,767)
Increase in cash and cash equivalents	174,761	28,276
Cash and cash equivalents, beginning of the period	650,739	581,872
Cash and cash equivalents, end of the period	$825,500	$610,148

SCHEDULE 6
UNAUDITED RECONCILIATION OF FREE CASH FLOW TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

Three Months Ended
February 29, 2016
Net cash provided by operating activities	$423,949
Changes in settlement processing assets and liabilities, net	(315,319)
Capital expenditures	(21,302)
Distributions to noncontrolling interests	(10,410)
Free Cash Flow[1]	$76,918

1Free Cash Flow is a non-GAAP measure. See "Non-GAAP Financial Measures" discussion on Schedule 10.

SCHEDULE 7
UNAUDITED RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended February 29, 2016
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$679,940	$(182,971)	$—	$—	$496,969

Operating expenses:
Cost of service	258,728	(16,529)	(21,072)	—	221,127
Selling, general and administrative	313,407	(166,442)	(7,000)	(6,531)	133,434
	572,135	(182,971)	(28,072)	(6,531)	354,561

Operating income	107,805	—	28,072	6,531	142,408

Interest and other income	1,092	—	—	—	1,092
Interest and other expense	(13,300)	—	—	—	(13,300)
	(12,208)	—	—	—	(12,208)
Income before income taxes	95,597	—	28,072	6,531	130,200
Provision for income taxes	(22,685)	—	(9,215)	(2,304)	(34,204)
Net income	72,912	—	18,857	4,227	95,996
Less: Net income attributable to noncontrolling interests, net of income tax	(3,851)	—	(1,063)	—	(4,914)
Net income attributable to Global Payments	$69,061	$—	$17,794	$4,227	$91,082
Shares outstanding[4]	130,160				130,160
Diluted earnings per share[4]	$0.53	$—	$0.14	$0.03	$0.70

	Three Months Ended February 28, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$664,983	$(199,102)	$—	$1,876	$467,757

Operating expenses:
Cost of service	250,255	(19,424)	(18,067)	—	212,764
Selling, general and administrative	310,113	(179,678)	(5,682)	(1,872)	122,881
	560,368	(199,102)	(23,749)	(1,872)	335,645

Operating income	104,615	—	23,749	3,748	132,112

Interest and other income	1,160	—	—	—	1,160
Interest and other expense	(13,429)	—	—	—	(13,429)
	(12,269)	—	—	—	(12,269)
Income before income taxes	92,346	—	23,749	3,748	119,843
Provision for income taxes	(23,031)	—	(7,782)	(1,031)	(31,844)
Net income	69,315	—	15,967	2,717	87,999
Less: Net income attributable to noncontrolling interests, net of income tax	(6,747)	—	(1,078)	—	(7,825)
Net income attributable to Global Payments	$62,568	$—	$14,889	$2,717	$80,174
Shares outstanding[4]	134,612				134,612
Diluted earnings per share[4]	$0.46	$—	$0.11	$0.02	$0.60

1Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the company.

2Represents adjustments to exclude acquisition-related amortization expense and share-based compensation expense and the related income tax benefits of each.

3For the three months ended February 29, 2016, represents acquisition-related costs along with the related income tax effects. For the three months ended February 28, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustment represents certain business tax assessments in the U.S. for prior periods along with the related income tax effects of each.

4Shares outstanding and diluted earnings per share for prior periods have been adjusted for a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

See "Non-GAAP Financial Measures" discussion on Schedule 10.

SCHEDULE 8
UNAUDITED RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Nine Months Ended February 29, 2016
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$2,151,086	$(598,862)	$—	$—	$1,552,224

Operating expenses:
Cost of service	801,959	(56,547)	(63,980)	1,899	683,331
Selling, general and administrative	980,385	(542,315)	(20,472)	(7,888)	409,710
	1,782,344	(598,862)	(84,452)	(5,989)	1,093,041
Operating income	368,742	—	84,452	5,989	459,183

Interest and other income	3,526	—	—	—	3,526
Interest and other expense	(40,669)	—	—	—	(40,669)
	(37,143)	—	—	—	(37,143)

Income before income taxes	331,599	—	84,452	5,989	422,040
Provision for income taxes	(82,561)	—	(27,426)	(1,013)	(111,000)
Net income	249,038	—	57,026	4,976	311,040
Less: Net income attributable to noncontrolling interests, net of income tax	(14,559)	—	(2,870)	—	(17,429)
Net income attributable to Global Payments	$234,479	$—	$54,156	$4,976	$293,611

Shares outstanding[4]	130,555				130,555
Diluted earnings per share[4]	$1.80	$—	$0.41	$0.04	$2.25

	Nine Months Ended February 28, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues	$2,067,169	$(612,411)	$—	$1,876	$1,456,634

Operating expenses:
Cost of service	767,890	(60,785)	(54,184)	—	652,921
Selling, general and administrative	946,282	(551,626)	(14,827)	1,069	380,898
	1,714,172	(612,411)	(69,011)	1,069	1,033,819
Operating income	352,997	—	69,011	807	422,815

Interest and other income	3,634	—	—	—	3,634
Interest and other expense	(34,789)	—	—	—	(34,789)
	(31,155)	—	—	—	(31,155)

Income before income taxes	321,842	—	69,011	807	391,660
Provision for income taxes	(82,837)	—	(22,806)	(443)	(106,086)
Net income	239,005	—	46,205	364	285,574
Less: Net income attributable to noncontrolling interests, net of income tax	(26,290)	—	(3,486)	—	(29,776)
Net income attributable to Global Payments	$212,715	$—	$42,719	$364	$255,798

Shares outstanding[4]	135,782				135,782
Diluted earnings per share[4]	$1.57	$—	$0.31	$—	$1.88
1Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the company.

2Represents adjustments to exclude acquisition-related amortization expense and share-based compensation expense and the related income tax benefits of each.

3For the nine months ended February 29, 2016, represents acquisition-related costs, employee termination benefits and recoveries associated with a U.K. vendor outage along with the related income tax effects of each as well as certain other adjustments to the income tax provision.  For the nine months ended February 28, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustments represent certain business tax assessments in the U.S. for prior periods and a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia along with the related income tax effects of each.

4Shares outstanding and diluted earnings per share for prior periods have been adjusted for a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

See "Non-GAAP Financial Measures" discussion on Schedule10.

SCHEDULE 9
UNAUDITED RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS SEGMENT INFORMATION TO GAAP MEASURES
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended
	February 29, 2016					February 28, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings

Revenues:
North America	$478,059	$(166,442)	$—	$—	$311,617	$473,063	$(179,678)	$—	$—	$293,385
Europe	147,002	(16,529)	—	—	130,473	138,378	(19,424)	—	1,876	120,830
Asia-Pacific	54,879	—	—	—	54,879	53,542	—	—	—	53,542
Total revenues	$679,940	$(182,971)	$—	$—	$496,969	$664,983	$(199,102)	$—	$1,876	$467,757

Operating income:
North America	$71,379	$—	$13,459	$—	$84,838	$66,723	$—	$11,023	$—	$77,746
Europe	59,056	—	5,846	—	64,902	52,710	—	5,400	1,876	59,986
Asia-Pacific	16,025	—	1,767	—	17,792	12,192	—	1,644	—	13,836
Corporate	(38,655)	—	7,000	6,531	(25,124)	(27,010)	—	5,682	1,872	(19,456)
Operating income	$107,805	$—	$28,072	$6,531	$142,408	$104,615	$—	$23,749	$3,748	$132,112

	Nine Months Ended
	February 29, 2016					February 28, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenues and Cash Earnings

Revenues:
North America	$1,520,250	$(542,315)	$—	$—	$977,935	$1,465,845	$(551,626)	$—	$—	$914,219
Europe	473,376	(56,547)	—	—	416,829	461,140	(60,785)	—	1,876	402,231
Asia-Pacific	157,460	—	—	—	157,460	140,184	—	—	—	140,184
Total revenues	$2,151,086	$(598,862)	$—	$—	$1,552,224	$2,067,169	$(612,411)	$—	$1,876	$1,456,634

Operating income:
North America	$234,014	$—	$40,599	$225	$274,838	$218,906	$—	$33,574	$—	$252,480
Europe	193,801	—	18,220	(1,899)	210,122	184,318	—	17,438	(1,065)	200,691
Asia-Pacific	40,115	—	5,161	842	46,118	30,629	—	3,172	—	33,801
Corporate	(99,188)	—	20,472	6,821	(71,895)	(80,856)	—	14,827	1,872	(64,157)
Operating income	$368,742	$—	$84,452	$5,989	$459,183	$352,997	$—	$69,011	$807	$422,815

1Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the company.

2Represents adjustments to exclude acquisition-related amortization expense and share-based compensation expense.

3For the three months ended February 29, 2016, represents acquisition-related costs.  For the nine months ended February 29, 2016, represents acquisition-related costs, employee termination benefits and recoveries associated with a U.K. vendor outage. For the three months ended February 28, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustment represents certain business tax assessments in the U.S. for prior periods. For the nine months ended February 28, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustments represent certain business tax assessments in the U.S. for prior periods and a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia.

See "Non-GAAP Financial Measures" discussion on Schedule 10.

SCHEDULE 10
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In billions, except per share data)

	Fiscal 2015 Actual	Fiscal 2016 Outlook[3]	% Change
Revenues:
GAAP Revenues	$2.77	$2.87 to $2.95	4% to 6%
Adjustments[1]	(0.82)	(0.83)
Adjusted Net Revenue	$1.95	$2.06 to $2.10	6% to 8%

Earnings Per Share[2]:
GAAP Diluted EPS	$2.06	$2.36 to $2.43	15% to 18%
Acquisition-related amortization expense, share-based compensation expense and non-recurring items[4]	0.46	0.57
Cash EPS	$2.52	$2.93 to $3.00	16% to 19%

1Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the company and, in fiscal 2015, a revenue adjustment for select U.K. customer payments related to a vendor outage.

2Earnings per share data for prior periods have been adjusted to reflect a two-for-one stock split in the form of a stock dividend paid on November 2, 2015.

3The Fiscal 2016 Outlook does not include the effect of the announced acquisition of Heartland Payment Systems.

4Fiscal 2015 reflects acquisition-related amortization expense of $0.34, share-based compensation expense of $0.09 and non-recurring items of $0.03, including a revenue adjustment for select U.K. customer payments related to a vendor outage and expense adjustments for charges related to employee termination benefits, non-cash losses from the retirement of property and equipment, a transaction-related tax associated with the acquisition of Realex, certain business tax assessments in the U.S. for prior periods, a gain on the sale of our Russia ATM business, reversal of previously recorded interest expense associated with a previously uncertain tax position and the related income tax effects of each.

NON-GAAP FINANCIAL MEASURES

Global Payments supplements revenues, income, earnings per share information and cash flows determined in accordance with U.S. GAAP by providing income and related earnings per share on a “cash earnings” basis, Adjusted Net Revenue and Free Cash Flow in this document to assist with evaluating our performance. In addition to GAAP measures, management uses these non-GAAP financial measures to focus on the factors the company believes are pertinent to the daily management of our operations. Management believes Adjusted Net Revenue more closely reflects the economic benefits to the company's core business and allows for better comparisons with industry peers. Management believes Free Cash Flow is a useful measure of our ability to service debt, return capital to shareholders, invest in the business, and demonstrate value creation of our underlying operations. Management uses these non-GAAP financial measures, together with other metrics, to set goals for and measure the performance of the business and to determine incentive compensation. Adjusted Net Revenue, income and earnings per share reported on a cash earnings basis and Free Cash Flow should be considered in addition to, and not as substitutes for, revenues, income, earnings per share and cash flows determined in accordance with GAAP. The measures of Adjusted Net Revenue, income and earnings per share on a cash earnings basis and Free Cash Flow reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

Adjusted Net Revenue excludes gross-up related payments associated with certain wholesale lines of business to reflect economic benefits to the company. On a GAAP basis, these payments are presented gross in both revenues and operating expenses. The company defines Free Cash Flow as cash provided by operating activities, excluding the impact of changes in settlement assets and obligations, less capital expenditures and distributions to noncontrolling interests, each of which is derived from our consolidated statement of cash flows.

Income and the related earnings per share on a cash earnings basis exclude acquisition-related amortization expense, share-based compensation and certain other items specific to each reporting period as more fully described in the accompanying reconciliations in Schedule 7, Schedule 8 and Schedule 9. The tax rate used in determining the net income impact of cash earnings adjustments is either the jurisdictional statutory rate in effect at the time of the adjustment or the jurisdictional expected annual effective tax rate for the period, depending on the nature and timing of the adjustment.